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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 -------------


                                   FORM 8-K/A
                               (AMENDMENT NO. 2)
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


------------------------------------------------------------------------------------------------------------
               DELAWARE                                0-22486                              13-3649750
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
------------------------------------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         The registrant, Capstar Communications, Inc. ("Capstar Communications")
hereby amends its Current Report on Form 8-K filed September 27, 1999, as amended on October 13, 1999 as set forth herein.

ITEM 5.  OTHER EVENTS.

         In press releases dated October 25 and 26, 1999, copies of which are filed as Exhibits 99.3 and 99.4 hereto, respectively, Capstar Communications, a subsidiary of AMFM Inc., announced the second and third amendments of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and the concurrent solicitation of consents to proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated September 27, 1999.(1)
         99.2     --        Press release, dated October 13, 1999.(2)
         99.3     --        Press release, dated October 25, 1999.
         99.4     --        Press release, dated October 26, 1999.

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(1)  Previously filed as an exhibit to the Form 8-K of Capstar Communications filed September 27, 1999.

(2) Previously filed as an exhibit to the Form 8-K of Capstar Communications filed October 13, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPSTAR COMMUNICATIONS, INC.
                                            (Registrant)



                                            By: /s/ W. SCHUYLER HANSEN
                                                -------------------------------
                                                  W. Schuyler Hansen
                                                  Senior Vice President and
                                                  Chief Accounting Officer


Date:    October 28, 1999




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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                      EXHIBIT TITLE
   -------                     -------------
          99.1  --   Press release, dated September 27, 1999(1)
          99.2  --   Press release, dated October 13, 1999(2)
          99.3  --   Press release, dated October 25, 1999
          99.4  --   Press release, dated October 26, 1999

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(1)  Previously filed as an exhibit to the Form 8-K of Capstar Communications filed September 27, 1999.

(2) Previously filed as an exhibit to the Form 8-K of Capstar Communications filed October 13, 1999.